The Diplomat Fund (the “Fund”)

(Ticker Symbol: EMWIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 21, 2025 to the currently effective

Summary Prospectus.

Effective August 21, 2025, (i) the Fund’s principal investment strategies will be changed as set forth below, and (ii) Richard Campagna will replace Niall MacGillivray and Graham Dick as the portfolio manager of the Fund, and Messrs. MacGillivray and Dick will no longer serve as portfolio managers of the Fund.

The “Principal Investment Strategies” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Generally, the Fund is managed consistent with the output of a proprietary quantitative model (the “Model”), which consists of a combination of macroeconomic, valuation, and technical factors. The Model attempts to predict the direction and extent of U.S. interest rate movements across different maturities and over varying timeframes. Implementation of the Model’s forecasts is subject to the discretion of Embassy Asset Management LP, the Fund’s investment advisor (the “Advisor”).

Under normal circumstances, the Fund pursues its investment objective by investing primarily in debt securities of the U.S. government (the “Core Portfolio”) and interest rate futures contracts related to debt securities (“Interest Rate Futures”). The maturity and duration of both the Core Portfolio and the Interest Rate Futures may vary depending on market conditions, Model output and other relevant factors. Duration is a measure of the sensitivity of a fixed income security’s price to a change in interest rates.

The Core Portfolio generally consists of U.S. Treasury notes and bonds with maturities of between two and 10 years. The average maturity, duration and other characteristics of the Core Portfolio is informed by the Model output and adjusted at the Advisor’s discretion.

Prices of fixed income securities generally move in the opposite direction of interest rates. Based on the Model’s output (i.e., its predicted interest rate moves), the Advisor uses Interest Rate Futures of varying maturities and timeframes to increase or decrease the Fund’s duration to a target level of duration consistent with the Model’s output. For example, if the Model predicts higher interest rates, the Fund will sell Interest Rate Futures on the appropriate futures exchange to decrease the Fund’s duration to a level that is in line with the new Model target. In addition, the Advisor may adjust the duration of the Core Portfolio based on the Model’s output.

The Model may be changed without notice by the Advisor. The Advisor retains discretion over the final implementation of the Fund’s strategy, including the Fund’s adjusted duration, positioning and other characteristics. These may differ from the Model’s output.

The Fund employs limit orders on its positions in Interest Rate Futures to reduce downside volatility. A “limit order” is an order placed with a broker to buy or sell a prescribed number of bonds, contracts or shares at a specified price or better and is used to help control the Fund’s portfolio exposures and trading costs. The Advisor establishes and implements limits at which the Interest Rate Futures positions will be unwound. If these limits are exceeded, the Fund exits the Interest Rate Futures positions. New Interest Rate Futures positions will then be established based on the Model’s subsequent output.

Because much of the trading within the Fund is in futures markets, the Fund maintains an appropriate cash balance surplus to meet margin and exchange requirements. The cash portfolio is invested on a short-term, highly liquid, basis so that the Fund may meet margin calls on the Interest Rate Futures positions. These investments may include shorter term U.S. Government securities, short-term debt securities, money market instruments, cash and other cash equivalents.

The Fund may trade securities actively and this may lead to high portfolio turnover.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when, in the Advisor’s opinion, one or more of the following occurs, among other reasons: (1) the Fund’s portfolio requires rebalancing; (2) the Advisor identifies a more attractive investment opportunity; or (3) the Fund requires cash to meet redemption requests or other obligations.

The third paragraph on page 4 in the section entitled “Principal Risks of Investing” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

● Model Risk: Like all quantitative strategies, the Model carries a risk that it might contain design flaws, be based on one or more incorrect assumptions, or rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Model. No assurance can be given that the Fund will be successful under all or any market conditions.

The section entitled “Portfolio Managers” in the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Richard Campagna is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as the Fund’s portfolio manager since August 21, 2025. Mr. Campagna began consulting for the Advisor in March 2025 and joined the Advisor full-time as a Managing Director on August 1, 2025.

Please retain this Supplement for future reference.